                                                                    EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]

                            Supplemental Data Report

                      Three Months Ended September 30, 2003

     Dollars in thousands, except per share data, unless otherwise disclosed

                         Updated as of October 30, 2003



1)    RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED



                                                               FOR THE THREE MONTHS            FOR THE NINE MONTHS
                                                                   ENDED SEPT 30,                ENDED SEPT 30,
                                                            ---------------------------    ---------------------------
                                                                2003           2002            2003           2002
                                                            ------------   ------------    ------------   ------------

NET INCOME (2)                                              $     17,449   $     20,490    $     53,652   $     62,593

        NET (GAIN)/LOSS ON SALE OF REAL ESTATE PROPERTIES            461           (242)            668         (2,872)

        PREFERRED STOCK DIVIDEND                                       0         (1,664)              0         (4,992)

        REAL ESTATE DEPRECIATION                                  10,308         10,094          30,628         30,411

                                                            ------------   ------------    ------------   ------------
        TOTAL ADJUSTMENTS                                         10,769          8,188          31,296         22,547
                                                            ------------   ------------    ------------   ------------

FUNDS FROM OPERATIONS - BASIC AND DILUTED                   $     28,218   $     28,678    $     84,948   $     85,140
                                                            ============   ============    ============   ============

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC              $       0.69   $       0.70    $       2.08   $       2.10
                                                            ============   ============    ============   ============

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED            $       0.68   $       0.69    $       2.04   $       2.05
                                                            ============   ============    ============   ============

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                 41,087,329     40,682,210      40,939,067     40,601,065
                                                            ============   ============    ============   ============

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED               41,732,935     41,487,797      41,636,126     41,450,671
                                                            ============   ============    ============   ============


(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). Beginning with the first quarter of 2003, the Company calculated and reported FFO and FFO per share in accordance with NAREIT's April 2002 White Paper. NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

     The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $688 and $778, respectively, for the three months ended September 30, 2003 and 2002, and $2.1 million and $2.3 million, respectively, for the nine months ended September 30, 2003 and 2002.



--------------------------------------------------------------------------------
      Quarterly Supplemental Data Report is also available on the Company's website -- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
--------------------------------------------------------------------------------


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT 30, 2003                                   PAGE 1 OF 13

2)     CONSOLIDATED BALANCE SHEETS




ASSETS                                                                    (Unaudited)           (1)
                                                                         SEPT. 30, 2003    DEC. 31, 2002
                                                                         --------------    --------------
Real estate properties (2):
   Land                                                                  $      140,602    $      135,791
   Buildings and improvements                                                 1,404,435         1,332,872
   Personal property                                                             14,263             5,730
   Construction in progress                                                       9,033            10,546
                                                                         --------------    --------------
                                                                              1,568,333         1,484,939
   Less accumulated depreciation                                               (221,304)         (192,293)
                                                                         --------------    --------------
      Total real estate properties, net                                       1,347,029         1,292,646

Cash and cash equivalents                                                         2,014               402

Mortgage notes receivable                                                        92,448           102,792

Other assets, net                                                                81,285            93,706
                                                                         --------------    --------------

Total assets                                                             $    1,522,776    $    1,489,546
                                                                         ==============    ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Notes and bonds payable                                               $      574,243    $      545,063

   Accounts payable and accrued liabilities                                      22,264            24,960

   Other liabilities                                                             15,153            11,324
                                                                         --------------    --------------

Total liabilities                                                               611,660           581,347
                                                                         --------------    --------------

Commitments and contingencies                                                         0                 0

Stockholders' equity:
   Preferred stock, $.01 par value; 50,000,000 shares authorized;
      issued and outstanding, none                                                    0                 0
   Common stock, $.01 par value; 150,000,000 shares authorized;
      issued and outstanding, 2003-- 42,810,142; 2002-- 41,823,564                  428               418

   Additional paid-in capital                                                 1,054,089         1,024,467

   Deferred compensation                                                        (19,085)          (16,251)

   Cumulative net income                                                        498,804           445,152

   Cumulative dividends                                                        (623,120)         (545,587)
                                                                         --------------    --------------

Total stockholders' equity                                                      911,116           908,199
                                                                         --------------    --------------

Total liabilities and stockholders' equity                               $    1,522,776    $    1,489,546
                                                                         ==============    ==============



(1) The balance sheet at December 31, 2002 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2) Total weighted average depreciable life is 34.4 years. (see schedule 5)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT 30, 2003                                   PAGE 2 OF 13

3)     CONSOLIDATED STATEMENTS OF INCOME




                                                                  FOR THE THREE MONTHS            FOR THE NINE MONTHS
                                                                      ENDED SEPT 30,                 ENDED SEPT 30,
                                                               ----------------------------   ----------------------------
                                                                  2003            2002           2003            2002
                                                               ----------------------------   ----------------------------
                                                               (Unaudited)     (Unaudited)    (Unaudited)     (Unaudited)
REVENUES
    Master lease rental income                                 $     22,082    $     25,276   $     68,509    $     74,855
    Property operating income                                        21,997          19,626         63,190          57,627
    Straight line rent                                                  811           1,017          2,081           2,248
    Mortgage interest income                                          2,710           3,292          7,678          10,614
    Interest and other income                                           994             607          3,336           2,437
                                                               ----------------------------   ----------------------------
                                                                     48,594          49,818        144,794         147,781

EXPENSES
    General and administrative                                        2,701           3,140          8,235           8,374
    Property operating expenses                                       8,758           7,486         25,062          22,348
    Interest                                                          8,627           8,529         25,637          25,966
    Depreciation                                                     10,585          10,386         31,500          31,267
    Amortization                                                         13              29             40             105
                                                               ----------------------------   ----------------------------
                                                                     30,684          29,570         90,474          88,060
                                                               ----------------------------   ----------------------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
REAL ESTATE PROPERTIES                                               17,910          20,248         54,320          59,721

    Net gain (loss) on sale of real estate properties                  (461)            242           (668)          2,872
                                                               ----------------------------   ----------------------------
NET INCOME                                                     $     17,449    $     20,490   $     53,652    $     62,593
                                                               ============================   ============================
NET INCOME PER COMMON SHARE - BASIC                            $       0.42    $       0.45   $       1.31    $       1.40
                                                               ============================   ============================
NET INCOME PER COMMON SHARE - DILUTED                          $       0.42    $       0.44   $       1.29    $       1.38
                                                               ============================   ============================
WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                    41,087,329      40,682,210     40,939,067      40,601,065
                                                               ============================   ============================
WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                  41,732,935      41,487,797     41,636,126      41,450,671
                                                               ============================   ============================



      NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


           RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)



                                                                FOR THE THREE MONTHS          FOR THE NINE MONTHS
                                                                   ENDED SEPT 30,                ENDED SEPT 30,
                                                               ----------------------       ----------------------
                                                                 2003          2002            2003         2002
                                                               ----------------------       ----------------------


      NET INCOME                                               $ 17,449      $ 20,490        $ 53,652     $ 62,593

      DEPRECIATION AND AMORTIZATION (1)                          10,598        10,415          31,540       31,372
      DEPRECIATION AND AMORTIZATION (2)                          (8,879)       (8,533)        (26,425)     (24,788)
      GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS             370        10,495             401       11,652
      STRAIGHT LINE RENT                                           (811)         (895)         (2,082)      (2,126)
      OTHER                                                      (8,084)        3,020          (9,953)       1,945
                                                               ----------------------        ---------------------
                                                                 (6,806)       14,502          (6,519)      18,055
                                                               ----------------------        ---------------------
      TAXABLE INCOME (3)                                       $ 10,643      $ 34,992        $ 47,133     $ 80,648
                                                               ======================        =====================

          (1)   Per Statement of Income
          (2)   Tax basis
          (3)   Before REIT dividend paid deduction

          NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT 30, 2003                                   PAGE 3 OF 13

4)    INVESTMENT PROGRESSION

      A)      CONSTRUCTION IN PROGRESS

                                                                    FOR THE THREE                        FOR THE NINE
                                                     NUMBER OF       MONTHS ENDED       NUMBER OF        MONTHS ENDED
                                                    PROPERTIES         09/30/03         PROPERTIES         09/30/03
                                                    -----------------------------       -----------------------------
     Balance at beginning of period                       2         $       6,677             3          $     10,546

     Fundings on projects in existence at
       the beginning of the period                        0                 2,356             0                 5,611

     New Projects started during the period               0                     0             1                 3,029

     Completions                                          0                     0            (2)              (10,153)
                                                    -----------------------------       -----------------------------
     Balance at end of period                             2         $       9,033             2          $      9,033
                                                    =============================       =============================


     B)      REAL ESTATE PROPERTIES

                                                                    FOR THE THREE                        FOR THE NINE
                                                     NUMBER OF       MONTHS ENDED       NUMBER OF        MONTHS ENDED
                                                    PROPERTIES         09/30/03         PROPERTIES         09/30/03
                                                    -----------------------------       -----------------------------
     Balance at beginning of period                     201         $   1,519,670           195          $  1,474,393

     Acquisitions (1)                                     4                46,662             9                78,435

     Additions/Improvements                               0                 7,441             0                14,332

     Completions (CIP)                                    0                     0             2                10,153

     Sales (1)                                           (2)              (14,473)           (3)              (18,013)
                                                    -----------------------------       -----------------------------
     Balance at end of period                           203         $   1,559,300           203          $  1,559,300
                                                    =============================       =============================


      C)      MORTGAGE NOTES RECEIVABLE

                                                                    FOR THE THREE                        FOR THE NINE
                                                     NUMBER OF       MONTHS ENDED       NUMBER OF        MONTHS ENDED
                                                    PROPERTIES         09/30/03         PROPERTIES         09/30/03
                                                    -----------------------------       -----------------------------
      Balance at beginning of period                     15         $      86,063            23          $    102,792

      Funding of Mortgages (1)                            0                 6,425             2                28,952

      Repayments                                          0                     0           (10)              (38,619)

      Amortization                                        0                   121             0                  (129)

      Scheduled Principal Payments                        0                  (161)            0                  (548)
                                                    -----------------------------       -----------------------------
      Balance at end of period                           15         $      92,448            15          $     92,448
                                                    =============================       =============================


(1) During the third quarter of 2003, the Company acquired two medical office buildings in Texas totaling $26.0 million and two ancillary hospital facilities in Hawaii totaling $20.7 million. One physician clinic in Massachusetts and one assisted living facility in Wyoming were sold for a total of $14.5 million. Additionally, the Company re-purchased from a participating bank a $6.4 million participation in one of its mortgage notes receivable on a skilled nursing facility in Tennessee.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT 30, 2003                                   PAGE 4 OF 13

5)       INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                 OUTPATIENT FACILITIES                           INPATIENT FACILITIES
                  ------------------------------------------------ ----------------------------------------------
                  Ancill-              Comp.               Other                         In-     Indep-   Other
                    ary                Ambu-                Out    Assisted  Skilled   patient   endent     In-
                  Hospital             latory   Medical    patient  Living   Nursing    Rehab    Living   patient
                  Facil-   Physician    Care    Office    Facili-   Facili-  Facili-   Facili-   Facili-  Facili-             % of
                   ities    Clinics   Centers  Buildings  ties (1)   ties     ties       ties     ties    ties(2)    Total    Total
                  ------------------------------------------------ -----------------------------------------------------------------
OPERATING
PROPERTIES
 1 Arizona        $  3,612            $ 13,489                                                                    $   17,101   1.03%
 2 California       48,760              32,457                                                                        81,217   4.89%
 3 Florida          31,071 $ 22,364     52,238  $  8,490                                                             114,163   6.87%
 4 Georgia           6,988                                                                                             6,988   0.42%
 5 Hawaii           20,665                                                                                            20,665   1.24%
 6 Kansas           10,993                                                                                            10,993   0.66%
 7 Louisiana        10,900                                                                                            10,900   0.66%
 8 Mississippi       7,325                                                                                             7,325   0.44%
 9 Missouri                   5,644     12,461                                                                        18,105   1.09%
10 Nevada           45,225                                                                                            45,225   2.72%
11 Pennsylvania      4,928    4,962               10,404                                                  $ 2,889     23,183   1.40%
12 Tennessee        63,090    8,983               11,022                                                              83,095   5.00%
13 Texas            28,754                        53,903                                                              82,657   4.98%
14 Virginia         29,762    3,291               12,500                                                              45,553   2.74%
15 Wyoming          18,276                                                                                            18,276   1.10%
                  ------------------------------------------------ -----------------------------------------------------------------
    TOTAL OPER.
    PROPERTIES     330,349   45,244    110,645    96,319        --       --        --        --       --    2,889    585,446  35.25%
                  ------------------------------------------------ -----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                   SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES:   0.2%
------------------------------------------------------------------------------------------------------------------------------------
MASTER LEASES
 1 Alabama        $ 43,917                                $ 11,488 $  4,370            $ 17,722                   $   77,497   4.67%
 2 Arizona           5,274                                   3,055           $  2,874                                 11,203   0.67%
 3 California       29,291   $8,363                          1,046                                        $12,688     51,388   3.09%
 4 Colorado                                                           4,967    21,441                                 26,408   1.59%
 5 Connecticut                                                       12,189                                           12,189   0.73%
 6 Florida          39,821   45,858   $  6,584  $  1,448     9,555   21,869    10,206    11,703                      147,044   8.85%
 7 Georgia                    5,427                          1,595   10,079                                           17,101   1.03%
 8 Illinois                  11,939                          1,486                                                    13,425   0.81%
 9 Indiana                                                                      3,640                                  3,640   0.22%
10 Kansas                                                                       7,593                                  7,593   0.46%
11 Massachusetts             12,034                                                                                   12,034   0.72%
12 Michigan                                                                    21,913                      13,859     35,772   2.15%
13 Mississippi                                               4,481    3,473                                            7,954   0.48%
14 Missouri                             16,370               4,570    6,250    11,139                                 38,329   2.31%
15 Nevada            7,034                                   3,801                                                    10,835   0.65%
16 New Jersey                                                        19,047                                           19,047   1.15%
17 North Carolina                                                     3,982                                            3,982   0.24%
18 Ohio                                                               4,612                                            4,612   0.28%
19 Oklahoma                                                                    13,341                                 13,341   0.80%
20 Pennsylvania                                                      32,180    21,765   113,867                      167,812  10.10%
21 Tennessee         3,139    2,611                                   3,874     8,335                                 17,959   1.08%
22 Texas            39,695   17,314     22,228     1,976             28,895    19,466    13,203  $43,680    6,023    192,480  11.59%
23 Virginia         22,994                         1,941     2,166   17,675    37,227                                 82,003   4.94%
                  ------------------------------------------------ -----------------------------------------------------------------
    TOTAL MASTER
    LEASES         191,165  103,546     45,182     5,365    43,243  173,462   178,940   156,495   43,680   32,570    973,648  58.63%
                  ------------------------------------------------ -----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                   SAME FACILITY NOI GROWTH FOR MASTER LEASES:          1.7%
------------------------------------------------------------------------------------------------------------------------------------
    Corporate
    Property                                                                                                           9,239   0.56%
                  ------------------------------------------------ -----------------------------------------------------------------
    TOTAL EQUITY
     INVESTMENTS  $521,514 $148,790   $155,827  $101,684  $ 43,243 $173,462  $178,940  $156,495  $43,680  $35,459 $1,568,333  94.43%
                  ================================================ =================================================================
------------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):           36.4     33.3       33.5     33.9       35.5     32.2      35.1      34.8     31.6     34.6       34.4
Wtd Avg Period
Held (yrs):            6.2      5.9        5.9      5.6        6.6      4.4       6.2       5.0      5.0      6.4        5.8
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGES
 1 Arizona                                                         $  4,654                               $16,693 $   21,347   1.29%
 2 California                                                         4,932                                            4,932   0.30%
 3 Florida                                                           11,453                      $22,782              34,235   2.06%
 4 Georgia                                                            1,102                                            1,102   0.07%
 5 Idaho                                                              4,701                                            4,701   0.28%
 6 Michigan                                                                  $  1,554                                  1,554   0.09%
 7 Oregon                                                             2,753                                            2,753   0.17%
 8 South Carolina                                                     2,909                                            2,909   0.18%
 9 Tennessee                                                                   18,365                                 18,365   1.11%
10 Texas                   $    550                                                                                      550   0.03%
                  ------------------------------------------------ -----------------------------------------------------------------
    TOTAL MTG.
    INVESTMENTS   $     -- $    550   $     --  $     --  $     -- $ 32,504  $ 19,919  $     --  $22,782  $16,693 $   92,448   5.57%
                  ------------------------------------------------ -----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                   SAME FACILITY NOI GROWTH FOR MORTGAGES:              2.3%
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL
    INVESTMENTS   $521,514 $149,340   $155,827  $101,684  $ 43,243 $205,966  $198,859  $156,495  $66,462  $52,152 $1,660,781 100.00%
                  ================================================ =================================================================
    PERCENT OF
    $ INVESTED     31.577%   9.043%     9.435%    6.157%    2.618%  12.471%   12.041%    9.476%   4.024%   3.158%    100.00%
                  ==================================================================================================================
    NUMBER OF
    PROPERTIES          60       28         13        13        12       38        36         9        6        5        220
                  ================================================ =================================================================
    NUMBER OF
    BEDS                                                              2,794     3,720       759    1,193      374      8,840
                                                                   =================================================================

(1)  3 facility types <2% each.
(2)  4 facility types <2% each.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT 30, 2003                                  PAGE 5 OF 13

6)       INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                         Number
                                           of                  Number              Total
                                          Real       (1)         of                Number
                                         Estate      Real     Mortgage  Mortgage     of       (1)
                                         Proper-    Estate     Proper-   Inves-   Proper-    Total
                                          ties    Investment    ties     tment      ties   Investment Commitments  Total     Percent
                                         -------------------------------------------------------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATORS/
SIGNIFICANT TENANTS
-------------------------------------
       1 Healthsouth                         27   $  276,709                         27    $  276,709             $  276,709  16.33%
       2 HCA                                 23      203,393                         23       203,393                203,393  12.01%
       3 Tenet Healthcare Corporation        12      101,448                         12       101,448                101,448   5.99%
       4 Emeritus Corporation                12       72,975                         12        72,975                 72,975   4.31%
       5 Baptist Memorial Healthcare
         Corporation                          5       58,898                          5        58,898   $  4,831      63,729   3.76%
       6 Baylor Health Systems                1        3,698                          1         3,698     28,636      32,334   1.91%
       7 Methodist Healthcare System          4       26,490                          4        26,490                 26,490   1.56%
       8 Vanguard Health System               2       25,998                          2        25,998                 25,998   1.53%
       9 Integrated Health                    2       24,089                          2        24,089                 24,089   1.42%
      10 Triad Hospitals, Inc.                4       22,934                          4        22,934                 22,934   1.35%
      11 Hawaii Pacific Health                2       20,665                          2        20,665                 20,665   1.22%
      12 MedCath Corporation                  1        3,612      1     $ 16,693      2        20,305                 20,305   1.20%
      13 Ephrata Community Hospital           3       20,294                          3        20,294                 20,294   1.20%
      14 Psychiatric Solutions, Inc.          2       19,881                          2        19,881                 19,881   1.17%
      15 United Medical Center                1       18,276                          1        18,276                 18,276   1.08%
      16 KS Management Services               1       17,314                          1        17,314                 17,314   1.02%
   17-29 13 Operators With Less
         than 1% Each                        20      112,112      0           --     20       112,112         --     112,112   6.62%
                                       ---------------------------------------------------------------------------------------------
                                            122    1,028,786      1       16,693    123     1,045,479     33,467  $1,078,946  63.68%
                                       ---------------------------------------------------------------------------------------------
OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
      30 Life Care Centers of America        12   $  82,998       2     $ 15,617     14    $   98,615             $   98,615   5.82%
      31 Multi-tenant                         7      63,872                           7        63,872                 63,872   3.77%
      32 Summerville Senior Living            5      53,108                           5        53,108                 53,108   3.14%
      33 Lewis-Gale Clinic, LLC               8      45,553                           8        45,553                 45,553   2.69%
      34 Senior Lifestyles                    4      43,680                           4        43,680                 43,680   2.58%
      35 Kerlan-Jobe Orthopaedic Clinic       1      32,457                           1        32,457                 32,457   1.92%
      36 Melbourne Internal Medicine          4      28,554                           4        28,554                 28,554   1.69%
      37 Generations Management
         Services, LLC                        6      23,184                           6        23,184                 23,184   1.37%
      38 Aston Care Systems, Inc.                                 2       22,781      2        22,781                 22,781   1.35%
   39-62 24 Operators With Less
         than 1% Each                        36      156,902     10       37,357     46       194,259         --     194,259  11.47%
                                       ---------------------------------------------------------------------------------------------
                                             83      530,308     14       75,755     97       606,063         --     606,063  35.77%
                                       ---------------------------------------------------------------------------------------------
         Corporate Property                            9,239                                    9,239                  9,239   0.55%
                                       ---------------------------------------------------------------------------------------------
                                            205   $1,568,333     15     $ 92,448    220    $1,660,781   $ 33,467  $1,694,248 100.00%
                                       =============================================================================================

         (1)  Includes construction in progress.

7)       SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                         Number of Properties                  Owned
                      --------------------------  ----------------------------------  Third Party
                             Third  Mort-            Not     Construction              Property
                      Owned  Party  gages  Total   Managed   In Progress    Managed   Management   Mortgages     Total       Percent
                      --------------------------  ----------------------------------  ----------------------------------------------
 1 Florida              34      6      4     44     771,896                  746,190     57,823      942,807   2,518,716      20.41%
 2 Texas                31             1     32   1,292,330    165,000       654,870                  41,515   2,153,715      17.45%
 3 Tennessee            15      5      2     22     133,471     60,000       501,568    291,244      142,191   1,128,474       9.14%
 4 Virginia             24                   24     527,705                  472,388    111,998                1,112,091       9.01%
 5 Pennsylvania         20                   20     722,053                  117,997                             840,050       6.81%
 6 California           12             1     13     184,913                  481,205                  50,000     716,118       5.80%
 7 Alabama              10                   10     507,530                                                      507,530       4.11%
 8 Michigan              8             1      9     315,227                                           49,408     364,635       2.95%
 9 Connecticut           1     31            32      59,387                             258,017                  317,404       2.57%
10 Missouri             10                   10     201,167                  106,146                             307,313       2.49%
11 Nevada                3                    3      43,579                  198,064                             241,643       1.96%
12 Georgia               5             1      6     129,850                   58,030                  40,000     227,880       1.85%
13 Colorado              3                    3     225,764                                                      225,764       1.83%
14 Arizona               4             2      6      74,507                   75,621                  60,078     210,206       1.70%
15 Mississippi           3      3             6      25,000                   94,987     73,657                  193,644       1.57%
16 Hawaii                2                    2                              184,763                             184,763       1.50%
17 Wyoming               1      1             2                              139,647                             139,647       1.13%
18 Oklahoma              5                    5     139,216                                                      139,216       1.13%
19 Kansas                2                    2      57,035                   70,908                             127,943       1.04%
20 Louisiana             2                    2                              127,527                             127,527       1.03%
21 Illinois              2                    2     115,100                                                      115,100       0.93%
22 New Jersey            2                    2     110,844                                                      110,844       0.90%
23 Massachusetts         2                    2      92,742                                                       92,742       0.75%
24 Oregon                0             1      1                                                       80,429      80,429       0.65%
25 North Carolina        1                    1      33,181                                                       33,181       0.27%
26 Ohio                  1                    1      33,181                                                       33,181       0.27%
27 Indiana               1                    1      29,500                                                       29,500       0.24%
28 Idaho                 0             1      1          --                                           29,118      29,118       0.24%
29 South Carolina        0             1      1                                                       23,000      23,000       0.19%
30 Arkansas              1                    1      11,963                                                       11,963       0.10%
                      --------------------------  ----------------------------------------------------------------------------------
   TOTAL SQUARE FEET                              5,837,141    225,000     4,029,911    792,739    1,458,546  12,343,337     100.00%
                                                  ==================================================================================
   TOTAL PROPERTIES    205     46     15    266
                      ==========================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT 30, 2003                                  PAGE 6 OF 13

8)       SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                       Owned
                                      -------------------------------------    Third Party
                                          Not       Construction                 Property
                                        Managed     In Progress     Managed     Management     Mortgages        Total       Percent
                                      -------------------------------------    ----------------------------------------------------
Ancillary Hospital Facility            1,092,473       165,000    2,400,799                                    3,658,272     29.64%
Medical Office Buildings                 237,735        60,000      454,336      761,016                       1,513,087     12.26%
Assisted Living Facilities             1,051,722                                                 380,707       1,432,429     11.60%
Skilled Nursing Facilities             1,266,751                                                 191,599       1,458,350     11.81%
Independent Living Facilities            308,742                                                 835,147       1,143,889      9.27%
Physician Clinics                        659,448                    281,813                       41,515         982,776      7.96%
Comprehensive Ambulatory Care Centers    115,857                    856,012                                      971,869      7.87%
Inpatient Rehab Hospitals                643,383                                                                 643,383      5.21%
Other Outpatient Facilities              244,689                     36,951                                      281,640      2.28%
Other Inpatient Facilities               216,341                                  31,723           9,578         257,642      2.09%
                                      --------------------------------------   ----------------------------------------------------
TOTAL SQUARE FEET                      5,837,141       225,000    4,029,911      792,739       1,458,546      12,343,337    100.00%
                                      ======================================   ====================================================
PERCENT OF TOTAL SQUARE FOOTAGE            47.29%         1.82%       32.65%        6.42%          11.82%         100.00%
                                      ======================================   ==========================================
TOTAL NUMBER OF PROPERTIES                   137             2           66           46              15             266
                                      ======================================   ==========================================

9)       SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                                 Owned
                                                  -----------------------------------  Third Party
                                                     Not      Construction              Property
                                                   Managed    In Progress    Managed   Management   Mortgages      Total     Percent
                                                  -----------------------------------  ---------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATOR/
SIGNIFICANT TENANT
-----------------------------------
    1 HCA                                           523,203                   817,206                            1,340,409    10.86%
    2 Healthsouth                                 1,124,390                   136,625                            1,261,015    10.22%
    3 Baptist Memorial Healthcare Corporation                   60,000        365,584    364,901                   790,485     6.40%
    4 Tenet Healthcare Corporation                  258,485                   362,316     31,723                   652,524     5.29%
    5 Emeritus Corporation                          502,119                                                        502,119     4.07%
    6 Stamford Health Systems                                                            258,017                   258,017     2.09%
    7 Methodist Healthcare System                                             222,688                              222,688     1.80%
    8 Vanguard Health System                        194,803                                                        194,803     1.58%
    9 Hawaii Pacific Health                                                   184,763                              184,763     1.50%
   10 Baylor Health Systems                                    165,000                                             165,000     1.34%
   11 Psychiatric Solutions, Inc.                   153,341                                                        153,341     1.24%
   12 Triad Hospitals, Inc.                         146,971                                                        146,971     1.19%
   13 United Medical Center                                                   139,647                              139,647     1.13%
   14 Labcorp of America                            129,294                                                        129,294     1.05%
   15 Pendleton Memorial Methodist Hospital                                   127,527                              127,527     1.03%
16-30 15 Operators with Square Feet Less Than 1%    578,676         --        615,829         --        9,578    1,204,083     9.75%
                                                  -----------------------------------  ---------------------------------------------
      TOTAL                                       3,481,988    225,000      2,844,658    654,641        9,578    7,215,865    58.46%
                                                  -----------------------------------  ---------------------------------------------
OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
   29 Aston Care Systems, Inc                                                                         835,147      835,147     6.77%
   30 Life Care Centers of America                  620,527                                           131,813      752,340     6.10%
   31 Lewis-Gale Clinic, LLC                                                  472,388                              472,388     3.83%
   32 Multi-tenant                                   26,000                   408,062                              434,062     3.52%
   33 Senior Lifestyles                             308,742                                                        308,742     2.50%
   34 Summerville Senior Living                     292,231                                                        292,231     2.37%
   35 Centennial Healthcare Corporation             151,172                                                        151,172     1.22%
   36 Melbourne Internal Medicine                   140,125                                                        140,125     1.14%
   37 HSI                                           139,216                                                        139,216     1.13%
   38 Prestige Care                                                                                   129,618      129,618     1.05%
39-64 26 Operators with Square Feet Less Than 1%    677,140         --        304,803    138,098      352,390    1,472,431    11.93%
                                                  -----------------------------------  ---------------------------------------------
      TOTAL                                       2,355,153         --      1,185,253    138,098    1,448,968    5,127,472    41.54%
                                                  -----------------------------------  ---------------------------------------------
      TOTAL SQUARE FEET                           5,837,141    225,000      4,029,911    792,739    1,458,546   12,343,337   100.00%
                                                  ===================================  =============================================

10)      ASSISTED LIVING FACILITY OCCUPANCY

                                              ALF Revenue
                                             For the Three   % of ALF
                               Number of     Months Ended   Revenue to
            Occupancy          Facilities     09/30/03     Total Revenue
         ---------------------------------------------------------------
            0% to 24.9%            0                $0              0.0%
           25% to 49.9%            1               166              0.3%
           50% to 69.9%            8               546              1.1%
           70% to 84.9%           10             1,169              2.4%
          85% to 100.0%           19             2,496              5.1%
                               -----------------------------------------
                                  38            $4,377              9.0%
                               =========================================

NOTE: Occupancy rates are generally as of June 30, 2003 and revenues are for the three months ended September 30, 2003.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT 30, 2003                                  PAGE 7 OF 13

11)    LEASE/MORTGAGE MATURITY SCHEDULE

       A)   LEASES

                                                                                                      Weighted
                                                 Number of                                             Average
                                                 Operating         Estimated        Percent of        Remaining
                               Number of         Property         Annualized        Annualized          Lease
                             Master Leases        Leases          Net Revenue       Net Revenue      Term (Years)
                             ------------------------------------------------------------------------------------

                       2003         4               21                $ 3,824          2.31%             0.00
                       2004         9               72                 12,868          7.78%             0.05
                       2005         4               91                  8,392          5.07%             0.07
                       2006         3               71                  8,342          5.04%             0.13
                       2007        10               42                  9,552          5.78%             0.25
                       2008        15               33                 16,021          9.69%             0.52
                       2009        22                9                 23,070         13.95%             0.86
                       2010        16                9                 13,650          8.25%             0.67
                       2011         7               16                 18,775         11.35%             0.60
                       2012         8                4                  8,432          5.10%             0.42
                       2013        25                6                 24,737         14.96%             1.52
                       2014         1                6                  1,891          1.14%             0.08
                       2015         8                0                  4,819          2.91%             0.42
                 After 2015         5               10                 11,011          6.66%             1.48
                             ------------------------------------------------------------------------------------
                      TOTAL       137              390              $ 165,384         100.00%            7.07
                             ====================================================================================
                             NUMBER OF PROPERTIES REPRESENTED: 205

       B)   MORTGAGES

                                                                            Weighted
                                                                             Average
                                               Estimated     Percent of     Remaining
                                Number of     Annualized     Annualized     Mortgage
                                Mortgages     Net Revenue    Net Revenue   Term (Years)
                                -------------------------------------------------------

                        2003        4           $ 1,570        14.24%          0.00
                        2004        1             1,642        14.89%          0.20
                        2005        3               773         7.01%          0.19
                        2006        3             4,616        41.87%          0.84
                        2007        0                 -         0.00%          0.00
                        2008        2               859         7.79%          0.39
                        2009        1               548         4.97%          0.35
                        2010        0                 -         0.00%          0.00
                        2011        0                 -         0.00%          0.00
                        2012        0                 -         0.00%          0.00
                        2013        1             1,017         9.22%          1.39
                        2014        0                 -         0.00%          0.00
                  After 2014        0                 -         0.00%          0.00
                                -------------------------------------------------------
                       TOTAL        15         $ 11,025        100.00%         3.36
                                =======================================================

12)    CONSTRUCTION IN PROGRESS - AS OF SEPTEMBER 30, 2003

                                                                    Investment       Remaining           Total
       Operator                                    Properties        Balance         Commitment      Real Estate (1)
       ----------------------------------          -----------------------------------------------------------------
       Baptist Collierville                             1            $ 5,335          $  4,831          $ 10,166
       Baylor Medical Center at Plano                   1              3,698            28,636            32,334
                                                   --------------------------------------------------------------
       TOTAL                                            2            $ 9,033          $ 33,467          $ 42,500
                                                   ==============================================================

            Percentage of construction in progress to total investment portfolio:                           0.54%
                                                                                                        =========


       (1)      Projected Timing of Conversion to Revenue Producing Assets:

                  2003                            2004                           2005
                  ---------------------------------------------------------------------
                  QTR 4       QTR 1       QTR 2         QTR 3       QTR 4        QTR 1         Total
                  ------------------------------------------------------------------------------------
                   $0           $0       $10,166         $0          $0         $32,334       $42,500
                  ====================================================================================

       (2) During the three and nine months ending September 30, 2003, the Company capitalized interest in the amount of $142 and $529, respectively.

       (3)      Developments announced, but construction has not yet commenced:

                                                 Approximate   Estimated    Estimated
                            Project              Commitment      Start      Completion
                       ------------------       --------------------------------------
                       Baylor/Irving               $21,810       Q1-04        Q3-05
                                                ----------
                                   TOTAL           $21,810
                                                ==========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT                                            PAGE 8 OF 13
THREE MONTHS ENDED SEPT 30, 2003

13)    LONG-TERM DEBT INFORMATION - AS OF SEPTEMBER 30, 2003

       A)   Breakdown Between Fixed and Variable Rate Debt:

                                                       Balance     Effective Rate
                                                     -------------------------------------
            Fixed Rate Debt:
              Senior Notes due 2006                  $  70,000        9.49%
              Senior Notes due 2011, net               313,228       7.218%                   See Note (C)
              Mortgage Notes Payable                    69,682   Range from 7.22% to 7.76%    See Note (D)
              Other Note Payable                         2,333        7.53%
                                                     ---------
                                                       455,243
                                                     ---------
            Variable Rate Debt:  (See Note C)
              Unsecured Credit Facility due 2004       119,000     1.15% over LIBOR           See Note (E)
                                                     ---------
                                                       119,000
                                                     ---------
                                       TOTAL         $ 574,243
                                                     =========

       B)   Future Maturities:

                                                                                                                2008
                                                        2003       2004        2005       2006        2007    and After     Total
                                                     ------------------------------------------------------------------------------
            Fixed Rate Debt:
               Senior Notes due 2006                  $     --   $  20,300   $ 20,300   $ 29,400   $    --    $      --   $  70,000
               Senior Notes due 2011, net                  407       1,697      1,822      1,956     2,099      305,247     313,228
               Mortgage Notes Payable                      887      18,832      3,748      4,037     4,348       37,830      69,682
               Other Note Payable                           --       1,166      1,167         --        --           --       2,333
            Variable Rate Debt:
               Unsecured Credit Facility due 2004           --     119,000         --         --        --           --     119,000
                                                     ------------------------------------------------------------------------------
                                                      $  1,294   $ 160,995   $ 27,037   $ 35,393   $ 6,447    $ 343,077   $ 574,243
                                                     ==============================================================================

       C) In May 2001, the Company sold at a discount $300 million principal amount of unsecured 8.25% Senior Notes due May 2011. The notes were priced to yield 8.202%. In June 2001, the Company entered into interest rate swap agreements totaling $125 million to offset changes in the fair value of $125 million of the notes. The Company paid interest at the equivalent rate of 1.99% over six month LIBOR. In March 2003, these interest rate swap agreements were terminated and new swaps were entered into under terms identical to those of the old swaps except that the equivalent rate is now 4.12% over six month LIBOR. The Company received cash equal to the fair value of the terminated swaps of $18.4 million. The fair value of the terminated swaps are combined with the principal balance of the senior notes on the balance sheet. The fair value gain of $18.4 million will be amortized against interest expense over the remaining term of the notes offsetting the increase in the spread over LIBOR. The fair value of the swaps entered into in March 2003 are also combined with the principal balance of the senior notes on the balance sheet.

       D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are wholly owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

            In October 2003, the Company intends to prepay three mortgage notes payable totaling $15.4 million resulting in a 1% prepayment penalty. The three notes bear interest at 8.125% and were scheduled to mature in September 2004.

       E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, which was set to mature in July 2004, was priced at 1.15% over LIBOR, and had a 0.2% facility fee.

            In October 2003, the Company modified and renewed its existing $150 million senior unsecured revolving credit facility which would have matured in July 2004, with a new, three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years at the Company's request subject to the availability of additional capital commitments. The new facility due 2006 bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company will pay a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

       F)   Credit Rating:

            Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006 and 2011.

            Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006 and 2011.

            Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006 and 2011.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT                                            PAGE 9 OF 13
THREE MONTHS ENDED SEPT 30, 2003

14)    DIVIDEND HISTORY  (dollars not rounded to thousands)

       A)   Common Stock

                                                                             Increase
                                                                             From Prior
                Operating Period            Payment Date         Amount       Quarter     Annualized
                ------------------------------------------------------------------------------------
                First Quarter 1998          May 18, 1998         0.515         0.005         2.06
                Second Quarter 1998         Aug. 17, 1998        0.520         0.005         2.08
                Third Quarter 1998          Nov. 16, 1998        0.525         0.005         2.10
                Fourth Quarter 1998         Feb. 15, 1999        0.530         0.005         2.12

                First Quarter 1999          May 17, 1999         0.535         0.005         2.14
                Second Quarter 1999         Aug. 16, 1999        0.540         0.005         2.16
                Third Quarter 1999          Nov. 16, 1999        0.545         0.005         2.18
                Fourth Quarter 1999         Feb. 16, 2000        0.550         0.005         2.20

                First Quarter 2000          May 17, 2000         0.555         0.005         2.22
                Second Quarter 2000         Aug. 16, 2000        0.560         0.005         2.24
                Third Quarter 2000          Dec. 6, 2000         0.565         0.005         2.26
                Fourth Quarter 2000         Mar. 7, 2001         0.570         0.005         2.28

                First Quarter 2001          June 7, 2001         0.575         0.005         2.30
                Second Quarter 2001         Sept. 6, 2001        0.580         0.005         2.32
                Third Quarter 2001          Dec. 6, 2001         0.585         0.005         2.34
                Fourth Quarter 2001         Mar. 6, 2002         0.590         0.005         2.36

                First Quarter 2002          June 6, 2002         0.595         0.005         2.38
                Second Quarter 2002         Sept. 5, 2002        0.600         0.005         2.40
                Third Quarter 2002          Dec. 5, 2002         0.605         0.005         2.42
                Fourth Quarter 2002         Mar. 6, 2003         0.610         0.005         2.44

                First Quarter 2003          June 5, 2003         0.615         0.005         2.46
                Second Quarter 2003         Sept. 4, 2003        0.620         0.005         2.48
                Third Quarter 2003          Dec. 4, 2003         0.625         0.005         2.50

       B)   Preferred Stock

            On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

       C)   Information Regarding Taxable Status of 2002 Cash Distributions

                                                        Cash            Taxable                             Total
                                                    Distribution        Ordinary        Return of          Capital
                                                      Per Share         Dividend         Capital             Gain
                                                    ---------------------------------------------------------------
            HR COMMON                                 $2.390000        $1.996949        $0.054659          $0.338392
            CUSIP # 421946104

            HR 8.875% SERIES A PREFERRED              $1.853030        $1.597600        $      --          $0.255430
            CUSIP # 421946203

            NOTE: On May 28, 2003 the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("JGTRRA") was signed into law which, as part of an effort to correct the effects of double taxation of certain corporate dividends, included a measure to lower the tax rate on dividends paid to shareholders. However, dividends paid by REITs have not historically been subject to this double taxation and therefore, the lower rate applied to dividends in the new law will not apply to the dividends paid by the Company. The dividends paid by the Company will continue to be taxed at the current ordinary income rates of the taxpayer.

            Additionally, the JGTRRA lowered the capital gains rates. These capital gain rate reductions apply to shareholders with any type of capital gain, including those that are created by a REIT. Therefore, these lower rates will apply to capital gains of the Company which any shareholder may have.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT                                           PAGE 10 OF 13
THREE MONTHS ENDED SEPT 30, 2003

15)    COMMON SHARES INFORMATION

       The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                            FOR THE THREE MONTHS           FOR THE NINE MONTHS
                                                                               ENDED SEPT 30,                 ENDED SEPT 30,
                                                                      ------------------------------------------------------------
                                                                            2003            2002           2003           2002
                                                                      ------------------------------------------------------------
       TOTAL COMMON SHARES OUTSTANDING                                   42,810,142      41,968,351      42,810,142     41,968,351
                                                                      =============================     ==========================

       WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                        42,206,768      41,942,781      42,058,506     41,861,636
              Actual Restricted Stock Shares                             (1,119,439)     (1,260,571)     (1,119,439)    (1,260,571)
                                                                      -----------------------------     --------------------------
       DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO             41,087,329      40,682,210      40,939,067     40,601,065

              Restricted Shares - Treasury                                  600,128         730,923         650,002        748,176
              Dilution for Convertible Debentures                                 0               0               0              0
              Dilution for Employee Stock Purchase Plan                      45,478          74,664          47,057        101,430
                                                                      -----------------------------     --------------------------
       DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO           41,732,935      41,487,797      41,636,126     41,450,671
                                                                      =============================     ==========================

Note 1: As of September 30, 2003, HR had approximately 1,780 shareholders of record.

Note 2: On September 10, 2003, HR sold 750,000 shares of common stock, par value $0.01 per share, in an underwritten public offering for net proceeds of $23.3 million.

16) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF SEPTEMBER 30, 2003

       Officers                               Owned        Restricted (1)     Reserved (2)    Options        Total
       --------------------------------------------------------------------------------------------------------------
       David R. Emery                        144,800(3)       701,180          112,500            0          958,480
       Roger O. West                           5,832          365,735           55,000            0          426,567
       Scott W. Holmes                         1,418            4,398                0            0            5,816
       J.D. Carter Steele                      3,594            4,614                0            0            8,208

       Other Officers as a group              20,106           38,418                0            0           58,524

       Directors as a group                   47,672            3,000                0            0           50,672
                                           --------------------------------------------------------------------------
       Total                                 223,422        1,117,345          167,500            0        1,508,267
                                           ==========================================================================

       (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

       (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

       (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)    INSTITUTIONAL HOLDINGS AS OF JUNE 30, 2003

       A)   Institutional Shares Held:                    20,869,368   (Source: Form 13F Filings)
                                                        ============
       B)   Number of Institutions:                              165
                                                        ============
       C)   Percentage of Common Shares Outstanding:           49.64%
                                                        ============


18)    BOOK VALUE PER COMMON SHARE

       Total Stockholders' Equity                       $    911,116

       Total Common Shares Outstanding                    42,810,142
                                                        ------------

       Book Value Per Common Share                      $      21.28
                                                        ============

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT                                           PAGE 11 OF 13
THREE MONTHS ENDED SEPT 30, 2003

19)    OTHER CORPORATE INFORMATION

       A)   CORPORATE HEADQUARTERS:

                Healthcare Realty Trust Incorporated
                Healthcare Realty Services Incorporated
                3310 West End Avenue, Suite 700
                Nashville, TN  37203
                Phone:  615-269-8175
                Fax:  615-269-8461
                E-mail:  hrinfo@healthcarerealty.com

            OTHER OFFICES:

                Central Regional Office - Georgia
                Eastern & Mid-Atlantic Regional Office - Virginia
                Western Regional Office - California

       B)   STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                Security Description           Stock Exchange              Symbol      CUSIP Number
              -------------------------------------------------------------------------------------
              Common Stock                   New York Stock Exchange         HR         421946104
              Senior Notes due 2011          OTC                             HR         421946AE4

       C)   WEB SITE:

            www.healthcarerealty.com

       D)   CORPORATE OFFICERS:

              HEALTHCARE REALTY TRUST INCORPORATED
              David R. Emery, Chairman of the Board and Chief Executive Officer Roger O. West, Executive Vice President and General Counsel
              Scott W. Holmes, Senior Vice President and Chief Financial Officer
              J. D. Carter Steele,  Senior Vice President and Chief Operating
                Officer
              Eric W. Fischer, Senior Vice President / Real Estate Investments Fredrick M. Langreck, Senior Vice President / Treasurer
              John M. Bryant, Jr., Vice President / Assistant General Counsel Donald L. Husi, Vice President / Senior Living Asset
                Administration
              Leigh Ann Stach, Vice President / Financial Reporting and
                Controller
              B. Douglas Whitman, Vice President / Real Estate Investments Brince R. Wilford, Associate Vice President / Real Estate
                Investments
              Rita H. Todd,  Corporate Secretary

              HEALTHCARE REALTY SERVICES INCORPORATED
              B. Bart Starr,  Chairman of the Board
              Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
              Anne C. Sanborn, Vice President / Project Development Services

       E)   BOARD OF DIRECTORS:

              David R. Emery, Chairman of the Board and Chief Executive Officer,
                Healthcare Realty Trust Incorporated
              Errol L. Biggs, Ph.D., Director - Center for Health
                Administration, University of Colorado (Healthcare Academician)
              C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                Medical Officer, Piedmont Clinic (Physician)
              Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
                (Healthcare Architect)
              Marliese E. Mooney (Hospital Operations Consultant)
              Edwin B. Morris III, Managing Director, Morris & Morse (Real
                Estate Finance Executive)
              J. Knox Singleton, Chief Executive Officer, INOVA Health Systems
                (Healthcare Provider Executive)
              Dan S. Wilford, retired President and Chief Executive Officer,
                Memorial Hermann Healthcare System (Healthcare Provider
                Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT                                           PAGE 12 OF 13
THREE MONTHS ENDED SEPT 30, 2003

       F)   PROFESSIONAL AFFILIATIONS:

               INDEPENDENT PUBLIC AUDITORS
               Ernst & Young LLP
               Suntrust Center
               424 Church Street, Suite 1100
               Nashville, TN  37219

               TRANSFER AGENT
               EquiServe
               P.O. Box 43010
               Providence, RI 02940-3010
               Phone: 781-575-3400

       G)   DIVIDEND REINVESTMENT PLAN:

               Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call
               (781) 575-3400.

       H)   DIRECT DEPOSIT OF DIVIDENDS:

               Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

       I)   ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

               A.G. Edwards & Sons, Inc.           John Sheehan (314) 955-5834
               Banc of America Securities          Gary Taylor (212) 847-5174
               Legg Mason Wood Walker Inc.         Jerry Doctrow  (410) 454-5142
               Prudential Securities, Inc.         Jim Sullivan (212) 778-2515
               Wachovia Securities, Inc.           Stephen Swett (212) 909-0954

       J)   PROJECTED DATES FOR 2003 DIVIDEND AND EARNINGS PRESS RELEASES:

                                             Dividend              Earnings
                                        ----------------       ----------------
               Third Quarter 2003       October 28, 2003       October 31, 2003
               Fourth Quarter 2003      January 27, 2004       January 30, 2004

            NOTE: A conference call will be scheduled at 9:00 AM Central Time the morning of the earnings press release.

       K)   INVESTOR RELATIONS:

               Healthcare Realty Trust Incorporated
               3310 West End Avenue, Suite 700
               Nashville, TN  37203
               Attention:  Bethany A. Mancini
               Phone:  615-269-8175
               Fax:  615-269-8461
               E-mail:  BMancini@healthcarerealty.com

    In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development
           of transactions that may materially differ from the results of these projections. These risks are discussed in
              a 10-K filed with the SEC by Healthcare Realty Trust
         Incorporated for the year ended December 31, 2002. The 10-K is available via the Company's web site or by calling Investor
             Relations at (615) 269-8175. Forward-looking statements
                 represent the Company's judgment as of the date
          of the release of this information. The Company disclaims any obligation to update this forward-looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT                                           PAGE 13 OF 13
THREE MONTHS ENDED SEPT 30, 2003